EXHIBIT 21.1

SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION

PLACE OF INCORPORATION AND PERCENTAGE OWNED

	Place of	Percentage
Subsidiary	Incorporation	Owned

ABRAXAS CORPORATION
Herndon, Virginia	Virginia	100%

ABRAXAS DAUNTLESS, INC.
Herndon, Virginia	Virginia	100%
*(100% owned subsidiary of Abraxas Corporation)

ADVANCED COMBAT TRAINING SYSTEMS, LIMITED
Tel Aviv, Israel	Israel	100%
*(100% owned subsidiary of Cubic Defense Applications, Inc.)

CTS — NORDIC AKTIEBOLAG
Malmo, Sweden	Sweden	100%
*(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC TRANSPORTATION SYSTEMS NORDIC AS
Bergen, Norway	Norway	100%
*(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC APPLICATIONS ADVANCED SERVICES, INC.
San Diego, California	California	100%

CUBIC APPLICATIONS, INC.
Lacey, Washington	California	100%

CUBIC COMMUNICATIONS, INC.
San Diego, California	California	100%

CUBIC CYBER SOLUTIONS, INC.
Vienna, Virginia	Delaware	100%

CUBIC DEFENSE APPLICATIONS, INC.
San Diego, California	California	100%

CUBIC DEFENCE AUSTRALIA PTY LIMITED
New South Wales, Australia	Australia	100%

CUBIC DEFENCE NEW ZEALAND
Auckland, New Zealand	New Zealand	100%*
*(100% owned subsidiary of Cubic Holdings Ltd.)

CUBIC DEFENCE SYSTEMS LIMITED
London, United Kingdom	United Kingdom	100%
*(100% owned subsidiary of Cubic (UK) Limited)

SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION—continued

	Place of	Percentage
Subsidiary	Incorporation	Owned

CUBIC DE MEXICO
Tijuana, Mexico	Mexico	100%

CUBIC FIELD SERVICES CANADA LIMITED
Alberta, Canada	Canada	100%
*(100% owned subsidiary of Cubic Worldwide Technical Services, Inc.)

CUBIC FOREIGN SALES, INC.	St. Thomas
San Diego, California	U.S. Virgin Islands	100%

CUBIC GLOBAL TRACKING SOLUTIONS, INC.
Vienna, Virginia	Delaware	100%

CUBIC GLOBAL TRACKING SOLUTIONS, INC. INTERNATIONAL
Yerevan, Republic of Armenia	Republic of Armenia	100%
*(100% owned subsidiary of Cubic Global Tracking Solutions, Inc.)

CUBIC HOLDINGS LTD.
Aukland, New Zealand	New Zealand	100%

CUBIC LAND, INC.
San Diego, California	California	100%

CUBIC SECURITY SYSTEMS, INC.
San Diego, California	California	100%

CUBIC SIMULATION SYSTEMS, INC.
Orlando, Florida	Delaware	100%

CUBIC TRANSPORTATION SYSTEMS (AUSTRALIA) PTY LIMITED
New South Wales, Australia	Australia	100%*
* (50% owned subsidiary of Cubic Corporation and 50% owned subsidiary of Cubic Transportation Systems, Inc.)

CUBIC TRANSPORTATION SYSTEMS CANADA, LTD.
Vancouver, B.C.	Canada	100%
*(100% owned subsidiary of Cubic Transportations Systems, Inc.

CUBIC TRANSPORTATION SYSTEMS CHICAGO, INC.
San Diego, California	Illinois	100%

CUBIC TRANSPORTATION SYSTEMS (DEUTSCHLAND) GmbH
Frankfurt, Germany	Germany	100%
*(100% owned subsidiary of Cubic (UK) Limited)

CUBIC TRANSPORTATION SYSTEMS, INC.
San Diego, California	California	100%

CUBIC TRANSPORTATION SYSTEMS (INDIA) PVT LIMITED
Hyderabad, India	India	100%

SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION—continued

	Place of	Percentage
Subsidiary	Incorporation	Owned

CUBIC TRANSPORTATION SYSTEMS LIMITED
London, England	England	100%*
*(100% owned subsidiary of Cubic (U.K.) Limited)

CUBIC TRANSPORTATION SYSTEMS SINGAPORE PTE. LTD.
Singapore	Singapore	100%

CUBIC (U.K.) LIMITED
London, England	England	100%

CUBIC WORLDWIDE TECHNICAL SERVICES, INC.
San Diego, California	Delaware	100%

EACCESS LLC
San Diego, California	Delaware	100%

K2 SECURITY, INC.
Vienna, Virginia	Virginia	100%
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)

OMEGA TRAINING GROUP, INC.
Columbus, Georgia	Georgia	100%

SAFE HARBOR HOLDINGS, INC.
Vienna, Virginia	Virginia	100%
*(100% owned subsidiary of Cubic Cyber Solutions, Inc.)

SAFE HARBOR SYSTEMS, LLC
Vienna, Virginia	Virginia	100%
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)

SCANPOINT ApS
Helsinger, Denmark	Denmark	100%
*(100% owned subsidiary of Cubic Defence New Zealand Limited)

TRANSACTION SYSTEMS LIMITED
London, England	England	50%*
*(50% owned subsidiary of Cubic (U.K.) Limited)

XD SOLUTIONS, LLC
Vienna, Virginia	Virginia	100%
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)

XIO STRATEGIES, INC.
Vienna, Virginia	Virginia	100%